                                                                    EXHIBIT 10.2


                           POWER INTEGRATIONS, INC.
                            1988 STOCK OPTION PLAN
                     (As Amended Effective April 24, 1996)


     1.   Purpose.  The Power Integrations, Inc. 1988 Stock Option Plan (the
          -------
"PLAN") is established to create additional incentive for key employees, directors and consultants of Power Integrations, Inc. and any successor corporation thereto (collectively referred to as the "COMPANY"), and any present or future parent and/or subsidiary corporations of such corporation (all of whom along with the Company being individually referred to as a "PARTICIPATING COMPANY" and collectively referred to as the "PARTICIPATING COMPANY GROUP"), to promote the financial success and progress of the Participating Company Group. For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "CODE").

     2.   Administration.  The Plan shall be administered by the Board of
          --------------
Directors of the Company (the "BOARD") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted herein, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All questions of interpretation of the Plan or of any options granted under the Plan (an "OPTION") shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan and/or any Option. Options may be either incentive stock options as defined in section 422 of the Code ("INCENTIVE STOCK OPTIONS") or nonqualified stock options. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

     3.   Eligibility.  The Options may be granted only to employees (including
          -----------
officers) and directors of the Participating Company Group or to individuals who are rendering services as consultants to the Participating Company Group. For purposes of the foregoing sentence, "employees" shall include prospective employees to whom Options are granted in connection with written offers of employment with the Participating Company Group, and "consultants" shall include prospective consultants to whom Options are granted in connection with written offers of engagement with the Participating Company Group. The Board shall, in the Board's sole discretion, determine which persons shall be granted Options (an "OPTIONEE"). A director of the Company shall be eligible to be granted only a nonqualified stock option unless the director is also an employee of the Participating Company Group. An individual who is rendering services as a consultant shall be eligible to be granted only a nonqualified stock option. An Optionee may, if otherwise eligible, be granted additional Options.

     4.   Shares Subject to Option.  Options shall be options for the purchase
          ------------------------
of the authorized but unissued common stock of the Company (the "STOCK"), subject to adjustment as provided in paragraph 10 below. The maximum number of shares of Stock which may be issued under the Plan shall be fourteen million four hundred two thousand (14,402,000) shares. In the event that any outstanding Option for any reason expires or is terminated or canceled and/or shares of Stock subject to repurchase are repurchased by the Company, the shares allocable to the unexercised portion of such Option, or such repurchased shares, may again be subjected to an Option.

     5.   Time for Granting Options.  All Options shall be granted, if at all,
          -------------------------
within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the shareholders of the Company.

     6.   Terms, Conditions and Form of Options.  Subject to the provisions of
          -------------------------------------
the Plan, the Board shall determine for each Option (which need not be identical) the number of shares of Stock for which the Option shall be granted, the option price of the Option, the timing and terms of exercisability and/or vesting of the Option, the time of expiration of the option, the effect of the Optionee's termination of employment or service with the Participating Company Group, whether the Option is to be treated as an Incentive Stock Option or as a nonqualified stock option and all other terms and conditions of the Option not inconsistent with the Plan. Options granted pursuant to the Plan shall be evidenced by written agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish, and shall comply with and be subject to the following terms and conditions:

          (a)  Option Price.  The option price for each Option shall be
               ------------
established in the sole discretion of the Board; provided, however, that (i) the option price per share for an Incentive Stock Option shall be not less than the fair market value, as determined by the Board, of a share of Stock on the date of the granting of the Option, (ii) the option price per share for a nonqualified stock option shall not be less than eighty-five percent (85%) of the fair market value, as determined by the Board, of a share of Stock on the date of the granting of the Option and (iii) no Option granted to an Optionee who at the time the Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of section 422(b)(6) of the Code (a "TEN PERCENT OWNER OPTIONEE") shall have an option price per share less than one hundred ten percent (110%) of the fair market value of a share of Stock on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a nonqualified stock option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying with the provisions of section 424(a) of the Code.

          (b)  Right to Exercise Options. The Board shall have the power to set,
               -------------------------
including by amendment of an Option, the time or times within which each Option shall be exercisable or the event or events upon the occurrence of which all or a portion of each Option shall be exercisable and the term of each Option; provided, however, that (i) no Option shall be exercisable after the expiration of ten (10) years after the date such Option is granted, (ii) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the date such Option is granted, and (iii) no Option granted to a prospective employee or prospective consultant may become exercisable prior to the date on which such person commences employment or service with a Participating Company. Subject to paragraphs 6(c) and 11, an Option shall become exercisable at a rate of no less than 20% for each full year which occurs after the date of grant of the Option, unless the grant of the Option and issuance of Common Stock upon the exercise of the Option may occur in compliance with the California Corporate Securities Law of 1968, as amended, without the need to qualify such securities under the California Corporate Securities Law of 1968, as amended.

          (c)  Termination of Employment or Service.  If the Optionee's
               ------------------------------------
employment or service with the Participating Company Group terminates for any reason except death or disability, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's employment or service terminated, may be exercised by the Optionee within thirty (30) days (or such longer period of time as determined by the Board, in its sole discretion) after the date on which the Optionee's employment or service terminates, but in any event no later than the date on which the Option expires. If the Optionee's employment or service with the Participating Company Group is terminated because of the death of the Optionee or disability of the Optionee, the Option may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of six (6) months (or such longer period of time as determined by the Board, in its sole discretion) from the date the Optionee's employment or service terminated, but in any event no later than the date on which the option expires. The Optionee's employment or service shall be deemed to have terminated on account of death if the Optionee dies within one (1) month (or such longer period of time as determined by the Board, in its sole discretion) after the Optionee's termination of employment or service.

          (d)  Payment of Option Price.  Payment of the option price for the
               -----------------------
number of shares of Stock being purchased pursuant to any Option shall be made
(i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of the Company's stock owned by the Optionee having a value, as determined by the Board (but without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company), not less than the option price, (iii) if specifically permitted by the Board and set forth in the Optionee's agreement, by the Optionee's promissory note, (iv) by the assignment of the proceeds of a sale of some or all of the shares being acquired upon the exercise of an Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System), or (v) by any combination thereof. The Board may at any time or from time to time, by adoption of or by amendment to the standard forms of stock option agreement described in paragraph 7 below, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the option price and/or which otherwise restrict one (1) or more forms of consideration. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company of shares of the Company's stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's stock.
Furthermore, no promissory note shall be permitted if an exercise using a promissory note would be a violation of any law. Any permitted promissory note shall be due and payable not more than five (5) years after the Option is exercised, and interest shall be payable at least annually and be at least equal to the minimum interest rate necessary to avoid imputed interest pursuant to all applicable sections of the Code. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of Stock acquired on exercise of the Option and/or with other collateral acceptable to the Company.

          (x) Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company of shares of the Company's stock unless such shares of the Company's stock either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

          (y) Unless otherwise provided by the Board, in the event the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

          (z) The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve and/or terminate any program and/or procedures for the exercise of Options by means of an assignment of the proceeds of a sale of some or all of the shares of Stock to be acquired upon such exercise.

     7.   Standard Form of Stock Option Agreement.
          ---------------------------------------

          (a)       Incentive Stock Options. Unless otherwise provided for by
                    -----------------------
the Board at the time an Option is granted, an Option designated by the Board as an "Incentive Stock Option" shall comply with and be subject to the terms and conditions set forth in the appropriate form of incentive stock option agreement attached hereto as Exhibit A, Exhibit B or Exhibit C.

          (b)       Nonqualified Stock Options. Unless otherwise provided for by
                    --------------------------
the Board at the time an Option is granted, an Option designated by the Board as a "Nonqualified Stock Option" shall comply with and be subject to the terms and conditions set forth in the appropriate form of nonqualified stock option agreement attached hereto as Exhibit D, Exhibit E or Exhibit F.

          (c)       Standard Term for Options. Unless otherwise provided for by
                    -------------------------
the Board in the grant of an Option, any Option granted hereunder shall be exercisable for a term of ten (10) years.

     8.   Authority to Vary Terms.  The Board shall have the authority from time
          -----------------------
to time to vary the terms of any of the standard forms of stock option agreement described in paragraph 7 above either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of such revised or amended standard form or forms of stock option agreement shall be in accordance with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are not immediately exercisable.

     9.   Fair Market Value Limitation.  To the extent that the aggregate fair
          ----------------------------
market value (determined at the time the Option is granted) of stock with respect to which Incentive Stock

Options are exercisable by an Optionee for the first time during any calendar year (under all stock option plans of the Participating Company Group, including the Plan) exceeds One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as nonqualified stock options. This paragraph 9 shall be applied by taking Incentive Stock Options into account in the order in which they were granted. If the Code is amended to provide for a different limitation from that set forth in this paragraph 9, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a nonqualified stock option in part by reason of the limitation set forth in this paragraph 9, the Optionee may designate which portion of such Option the Optionee is exercising and may request that separate certificates representing each such portion be issued upon the exercise of the Option. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first.

     10.  Effect of Change in Stock Subject to Plan.  Appropriate adjustments
          -----------------------------------------
shall be made in the number and class of shares of Stock subject to the Plan and to any outstanding Options and in the option price of any outstanding Options in the event of a stock dividend, stock split, reverse stock split, recapitalization combination, reclassification, or like change in the capital structure of the Company.

     11.  Transfer of Control.  A "TRANSFER OF CONTROL" shall be deemed to have
          -------------------
occurred in the event any of the following occurs with respect to the Control Company. For purposes of applying this paragraph 11, the "CONTROL COMPANY" shall mean the Participating Company whose stock is subject to the Option.

          (a) the direct or indirect sale or exchange by the shareholders of the Control Company of all or substantially all of the voting stock of the Control Company where the shareholders of the Control Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Control Company.

          (b) a merger or consolidation in which the shareholders of the Control Company before such merger or consolidation do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Control Company or the successor thereto; or

          (c) the sale, exchange, or transfer (including, without limitation, pursuant to a liquidation or dissolution) of all or substantially all of the Control Company's assets (other than a sale, exchange, or transfer to one (1) or more corporations where the shareholders of the Control Company before such sale, exchange, or transfer retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the corporation(s) to which the assets were transferred).

     In the event of a Transfer of Control, the Board, in its sole discretion, may arrange with the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), for the Acquiring Corporation to either assume the Company's rights and obligations under outstanding Options or substitute substantially equivalent options for the Acquiring Corporation's stock for such outstanding Options. The Company shall provide each Optionee holding an outstanding Option with at least ten (10) days advance written notice of the pending Transfer of Control prior to the consummation thereof. With respect to outstanding Options granted effective by the Board prior to January 4, 1992, in the event the Acquiring Corporation elects not to assume or substitute for such outstanding Options in connection with a merger described in (b) above or a sale of assets described in (c) above, the Board shall provide that any unexercisable and/or unvested portion of the outstanding Options shall be immediately exercisable and vested as of a date prior to the Transfer of Control, as the Board so determines. The exercise and/or vesting of any Option that was permissible solely by reason of this paragraph 11 shall be conditioned upon the consummation of the Transfer of Control. Any Options which are neither assumed by the Acquiring Corporation nor exercised as of the date of the Transfer of Control shall terminate effective as of the date of the Transfer of Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Transfer of Control and any consideration received pursuant to the Transfer of Control with respect to such shares shall continue to be subject to all applicable provisions of the option agreement evidencing such Option except as otherwise provided in such option agreement. If the corporation the stock of which is subject to the outstanding Options immediately prior to a Transfer of Control described in paragraph 11(a) is the surviving or continuing corporation, the outstanding Options shall be deemed to have been assumed by the Acquiring Corporation for purposes of this paragraph 11.

     12.  Provision of Information.  At least annually, copies of the Company's
          ------------------------
balance sheet and income statement for the just completed fiscal year shall be made available to each Optionee and purchaser of shares of Stock upon the exercise of an Option. The Company shall not be required to provide such information to persons whose duties in connection with the Company assure them access to equivalent information.

     13.  Options Nontransferable.  During the lifetime of the Optionee, the
          -----------------------
Option shall be exercisable only by the Optionee. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

     14.  Transfer of Company's Rights.  In the event any Participating Company
          ----------------------------
assigns, other than by operation of law, to a third person, other than another Participating Company, any of the Participating Company's rights to repurchase any shares of Stock acquired on the exercise of an Option, the assignee shall pay to the assigning Participating Company the value of such right as determined by the Company in the Company's sole discretion. Such consideration shall be paid in cash. In the event such repurchase right is exercisable at the time of such assignment, the value of such right shall be not less than the fair market value of the shares of Stock which may be repurchased under such right (as determined by the Company) minus the repurchase price of such shares. The requirements of this paragraph 14 regarding the minimum consideration to be received by the assigning Participating Company shall not inure to the benefit of the Optionee whose shares of Stock are being repurchased. Failure of a Participating Company to comply with the provisions of this paragraph 14 shall not constitute a defense or otherwise prevent the exercise of the repurchase right by the assignee of such right.

     15.  Termination or Amendment of Plan.  The Board, including any duly
          --------------------------------
appointed committee of the Board, may terminate or amend the Plan at any time; provided, however, that without the approval of the Company's shareholders, there shall be (a) no increase in the total number of shares of Stock covered by the Plan (except by operation of the provisions of paragraph 10 above), (b) no change in the class of persons eligible to receive Incentive Stock Options and
(c) no expansion in the class of persons eligible to receive nonqualified stock options. In any event, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof, without the consent of the Optionee, unless such amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option.

     16.  Registration Rights.  Unless otherwise specifically provided for by
          -------------------
the Board at the time an Option is granted, an Optionee receiving an Option to purchase one hundred thousand (100,000) or more shares of Stock shall be entitled to the registration rights substantially as set forth in Exhibit G attached hereto and incorporated herein by reference. The Board shall have the authority, in its sole discretion, to grant Options for less than one hundred thousand (100,000) shares of Stock which also shall be entitled to the registration rights substantially as set forth in Exhibit G attached hereto and incorporated herein by reference.

     17.  Shareholder Approval.  The Plan or any increase in the maximum number
          --------------------
of shares of Stock issuable thereunder as provided in paragraph 4 (the "MAXIMUM SHARES") shall be approved by the shareholders of the Company within twelve (12) months of the date of adoption thereof by the Board. Options granted prior to shareholder approval of the Plan or in excess of the Maximum Shares previously approved by the shareholders shall become exercisable no earlier than the date of shareholder approval of the Plan or such increase in the Maximum Shares, as the case may be.

                                   EXHIBIT G
                                   ---------
                         PIGGYBACK REGISTRATION RIGHTS


     1.   The terms "register", "registered" and "registration" refer to a
                     --------    ----------       ------------
registration effected by preparing a filing a registration statement in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of the effectiveness of such registration statement.

     2. If the Company shall determine to register any of its securities either for its own account or the account of a shareholder(s) exercising demand registration rights, other than a registration relating solely to employee benefit plans, or a registration relating solely to a transaction within the scope of Rule 145 promulgated under the Securities Act, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Stock, the Company will promptly give to the Optionee written notice thereof and include in such registration (and any related qualification under blue sky laws), and in any underwriting involved therein, the number of Vested Shares (as defined in the Optionee's stock option agreement) specified in a written request made by the Optionee within fifteen (15) days after receipt of such written notice from the Company, except as set forth in Section 3 below.

     3. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the right of any Optionee to registration shall be conditioned upon the Optionee's participating in such underwriting and the inclusion of such Optionee's Stock in the underwriting pursuant to an underwriting agreement in customary form with the underwriter or underwriters selected by the Company. Notwithstanding any other provision of these registration rights, if the underwriter reasonably determines that marketing factors require a limitation on the number of shares to be underwritten, the underwriter may exclude some or all of the Stock, as follows: with respect to shareholders exercising demand registration rights or exercising piggyback rights superior, as to inclusion of shares in a registration, to those of the Optionee (for example, the rights under the Fifth Amended and Restated Registration Rights Agreement dated April 27, 1995, between the Company and the holders of the Company's Preferred Stock, amendments to those rights that may occur from time to time, and similar rights that may be granted in the future), the number of shares that may be included by the Optionee shall be cut back entirely before any limitation on the number of shares that may be included by such shareholders. With respect to shareholders exercising other registration rights (that is, rights on a parity with the Optionee's rights), the number of shares that may be included in the registration and underwriting will be allocated in proportion, as nearly as practicable, to the respective amounts of securities of the Company owned by each.

     4. All expenses of the registration shall be borne by the Company, except underwriting discounts and selling commissions applicable to the sale of any Stock and any other securities of the Company being sold in the same registration by other shareholders, which shall be borne by the Optionee and such other shareholders pro rata on the basis of the number of their shares registered.

IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OR CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.


                           POWER INTEGRATIONS, INC.

                            IMMEDIATELY EXERCISABLE

                      NONQUALIFIED STOCK OPTION AGREEMENT

     Power Integrations, Inc. granted to the individual named below an option to purchase certain shares of common stock of the Company, in the manner and subject to the provisions of this Option Agreement.

     1.   Definitions:
          -----------

          (a)  "OPTIONEE" shall mean __________________________________________.

          (b)  "DATE OF OPTION GRANT" shall mean ______________________________.

          (c)  "NUMBER OF OPTION SHARES" Shall mean ___________________________
shares of common stock of the Company as adjusted from time to time pursuant to paragraph 9 below.

          (d) "EXERCISE PRICE" shall mean $________ per share as adjusted from time to time pursuant to paragraph 9 below.

          (e)  "INITIAL EXERCISE DATE" shall be the Date of Option Grant.

          (f)  "INITIAL VESTING DATE" shall be ________________________________.

          (g)  Determination of "VESTED PERCENTAGE":

                                                       Vested Percentage
                                                       -----------------

          Prior to Initial Vesting Date                        0%

          On Initial Vesting Date,                         12.50%
          provided the Optionee's
          employment or service with
          a Participating Company is
          continuous from the Date of
          Option Grant until the Initial
          Vesting Date

          Plus
          ----

          For each full month                             2.0833%
          of the Optionee's continuous
          employment or service with a
          Participating Company from the
          Initial Vesting Date

          In no event shall the Vested
          Percentage exceed 100%

          (h) "OPTION TERM DATE" shall mean the date ten (10) years after the Date of Option Grant.

          (i)  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

          (j) "COMPANY" shall mean Power Integrations, Inc., a California corporation, and any successor corporation thereto.

          (k) "PARTICIPATING COMPANY" shall mean (i) the Company and (ii) any present or future parent and/or subsidiary corporation of the Company while such corporation is a parent or subsidiary of the Company. For purposes of this Option Agreement, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Code.

          (l) "PARTICIPATING COMPANY GROUP" shall mean at any point in time all corporations collectively which are then a Participating Company.

          (m) "PLAN" shall mean the Power Integrations, Inc. 1988 Stock Option Plan.

     2.   Status of the Option. This Option is intended to be a nonqualified
          --------------------
stock option and shall not be treated as an incentive stock option as described in section 422 of the Code.

     3.   Administration. All questions of interpretation concerning this Option
          --------------
Agreement shall be determined by the Board of Directors of the Company (the "BOARD") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

     4.   Exercise of the Option.
          ----------------------

          (a)  Right to Exercise. The Option shall be immediately exercisable in
               -----------------
its entirety on and after the Initial Exercise Date subject to the Optionee's agreement that any shares purchased upon exercise are subject to the Company's repurchase rights set forth in paragraph 11 and paragraph 12 below.

          (b)  Method of Exercise. The Option shall be exercisable by written
               ------------------
notice to the Company which shall state the election to exercise the Option, the number of shares for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified or registered mail, return receipt requested, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in paragraph 6 below, accompanied by (i) full payment of the Exercise Price for the number of shares being purchased and (ii) an executed copy, if required herein, of the then current form of joint escrow instructions referenced below.

          (c)  Form of Payment of Exercise Price. Payment of the Exercise Price
               ---------------------------------
shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of the Company's common stock owned by the Optionee having a value not less than the aggregate Exercise Price, which either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company, (iii) by Immediate Sales Proceeds, as defined below, or (iv) by any combination of the foregoing. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of the Company's common stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's common stock. "Immediate Sales Proceeds" shall mean the assignment in form acceptable to the Company of the proceeds of a sale of some or all of the shares acquired upon the exercise of the Option pursuant to a program and/or procedure approved by the Company. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve any such program and/or procedure.

               (d)  Withholding.  At the time the Option is exercised in whole
                    -----------
or in part, or at any time thereafter as requested by the Company, the Optionee shall make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired on exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired on exercise of the Option.

               (e)  Certificate Registration.  The certificate or certificates
                    ------------------------
for the shares as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

               (f)  Restrictions on Grant of the Option and Issuance of Shares.
                    ----------------------------------------------------------
The grant of the Option and the issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES. Section 260.141.11 of the Rules of the Commissioner of Corporations of the State of California is set forth in paragraph 15 herein. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT"), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISABLE UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

               (g)  Fractional Shares.  The Company shall not be required to
                    -----------------
issue fractional shares upon the exercise of the Option.

     5.   Non-Transferability of the Option. The Option may be exercised during
          ---------------------------------
the lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.

     6.   Termination of the Option. The Option shall terminate and may no
          -------------------------
longer be exercised on the first to occur of (a) the Option Term Date as defined above, (b) the last date for exercising the Option following termination of employment or service as described in paragraph 7 below, or (c) a Transfer of Control to the extent provided in paragraph 8 below.

     7.   Termination of Employment or Service.
          ------------------------------------

          (a)  Termination of the Option. If the Optionee's employment or
               -------------------------
service with the Participating Company Group terminates for any reason except death or disability, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee within one (1) month after the date on which the Optionee's employment or service terminates, but in any event no later than the Option Term Date. If the Optionee's employment or service with the Participating Company Group is terminated because of the death or the Optionee or disability of the Optionee, the Option may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of six (6) months from the date the Optionee's employment or service terminated, but in any event no later than the Option Term Date. The Optionee's employment or service shall be deemed to have terminated on account of death if the Optionee dies within one
(1) month after the Optionee's termination of employment or service. Notwithstanding the provisions of this paragraph 7(a), the Option may not be exercised after the Optionee's termination of employment or service to the extent that the shares acquired on exercise of the Option would be subject to the Unvested Share Repurchase Option as provided in paragraph 11 below.

          (b)  Termination of Employment or Service Defined. For purposes of
               --------------------------------------------
this paragraph 7, the Optionee's employment or service shall be deemed to have terminated either upon an actual termination of employment or service or upon the Optionee's employer ceasing to be a Participating Company. An Optionee's employment or service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such service, provided that there is no interruption or termination of the Optionee's service.

          (c)  Extension if Exercise Prevented by Law. Notwithstanding the
               ---------------------------------------
foregoing, if the exercise of the Option within the applicable time periods set forth in paragraph 7(a) is prevented by the provisions of paragraph 4(f), the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Term Date.

          (d)  Extension if Optionee Subject to Section 16(b). Notwithstanding
               ----------------------------------------------
the foregoing, if a sale within the applicable time periods set forth in paragraph 7(a) of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of employment or service, or (iii) the Option Term Date.

          (e)  Leave of Absence. For purposes hereof, the Optionee's employment
               ----------------
with the Participating Company Group shall not be deemed to terminate if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Optionee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Optionee's right to reemployment with the Participating Company Group remains guaranteed by statute or contract. Notwithstanding the foregoing, however, a leave of absence shall be treated as employment for purposes of determining the Optionee's Vested Percentage if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

     8.   Ownership Change and Transfer of Control. For purposes hereof, the
          ----------------------------------------
"CONTROL COMPANY" shall mean the Participating Company whose stock is subject to the Option. An "OWNERSHIP CHANGE" shall be deemed to have occurred in the event any of the following occurs with respect to the Control Company:

          (a) the direct or indirect sale or exchange by the shareholders of the Control Company of all or substantially all of the voting stock of the Control Company;

          (b) a merger or consolidation in which the Control Company is a party; or

          (c) the sale, exchange, or transfer (including, without limitation, pursuant to a liquidation or dissolution) of all or substantially all of the Control Company's assets (other than a sale, exchange, or transfer to one (1) or more corporations where the shareholders of the Control Company before such sale, exchange, or transfer retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the corporation(s) to which the assets were transferred).

     A "TRANSFER OF CONTROL" shall mean an Ownership Change described clauses
(a) or (b) above in which the shareholders of the Control Company before such Ownership Change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Control Company or the successor thereto, or an Ownership Change described in clause (c) above.

     In the event of a Transfer of Control, the Board, in its sole discretion, may arrange with the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), for the Acquiring Corporation to assume the Company's rights and obligations under the Option or substitute a substantially equivalent option for the Acquiring Corporation's stock for the Option. The Company shall provide the Optionee with at least ten (10) days advance written notice of the pending Transfer of Control prior to the consummation thereof. The Option shall terminate effective as of the date of the Transfer of Control to the extent that the Option is neither assumed by the Acquiring Corporation nor exercised as of the date of the Transfer of Control. Notwithstanding the foregoing, shares acquired upon exercise of the Option prior to the Transfer of Control and any consideration received pursuant to the Transfer of Control with respect to such shares shall continue to be subject to all applicable provisions of this Option Agreement except as otherwise provided herein. If the Control Corporation is the surviving or continuing corporation in an Ownership Change described in paragraph 8(a), the Option shall be deemed to have been assumed by the Acquiring Corporation for purposes of this Option Agreement.

     9.   Effect of Change in Stock Subject to the Option.  Appropriate
          -----------------------------------------------
adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, recapitalization combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change) shares of another corporation (the "NEW SHARES"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner, as determined by the Board, in its sole discretion.

     10.  Rights as a Shareholder or Employee.  The Optionee shall have no
          -----------------------------------
rights as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised (as evidenced by an appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in paragraph 9 above. Nothing in the Option shall confer upon the Optionee any right to continue in the employ of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's employment or service at any time.

     11.  Unvested Share Repurchase Option.
          --------------------------------

          (a)  Unvested Share Repurchase Option.  In the event the Optionee's
               --------------------------------
employment or service with the Participating Company Group is terminated for any reason, with or without cause, or, except as provided in paragraph 11(g) below, if the Optionee, the Optionee's legal representative or other holder of shares acquired upon exercise of the Option attempts to sell, exchange, transfer, pledge, or otherwise dispose of (other than pursuant to an Ownership Change) any shares acquired upon exercise of the Option which exceed the Optionee's Vested Shares as defined in paragraph 11(b) below (the "UNVESTED SHARES"), the Company shall have the right to repurchase the Unvested Shares under the terms and subject to the conditions set forth in this paragraph 11 (the "UNVESTED SHARE REPURCHASE OPTION").

          (b)  Vested Shares and Unvested Shares Defined.  The total Number of
               -----------------------------------------
Option Shares multiplied by the Vested Percentage as set forth in paragraph 1 above are Vested Shares. For purposes of this paragraph 11, the Unvested Shares are the number of shares acquired upon exercise of the Option in excess of the Vested Shares.

          (c)  Exercise of Unvested Share Repurchase Option.  The Company may
               --------------------------------------------
exercise the Unvested Share Repurchase Option by written notice to the Optionee within sixty (60) days after (i) such termination of employment or service (or exercise of the Option, if later) or (ii) the Company has received notice of the attempted disposition. If the Company fails to give notice within such sixty
(60) day period, the Unvested Share Repurchase Option shall terminate unless the Company and the Optionee have extended the time for the exercise of the Unvested Share Repurchase Option. The Unvested Share Repurchase Option must be exercised, if at all, for all of the Unvested Shares, except as the Company and the Optionee otherwise agree.

          (d)  Payment for Shares and Return of Shares.  Payment by the Company
               ---------------------------------------
to the Optionee shall be made in cash within thirty (30) days after the date of the personal delivery or mailing of the written notice of exercise of the Unvested Share Repurchase Option. For purposes of the foregoing, cancellation of any indebtedness of the Optionee to any Participating Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled. The purchase price per share being repurchased by the Company shall be an amount equal to the Optionee's original cost per share, as adjusted pursuant to paragraph 9 above (the "REPURCHASE PRICE"). The shares being repurchased shall be delivered to the Company by the Optionee at the same time as the delivery of the purchase price to the Optionee.

          (e)  Assignment of Unvested Share Repurchase Option.  The Company
               ----------------------------------------------
shall have the right to assign the Unvested Share Repurchase Option at any time, whether or not such option is then exercisable, to one (1) or more persons as may be selected by the Company.

          (f)  Ownership Change.  In the event of an Ownership Change, any and
               ----------------
all new, substituted or additional securities or other property to which the Optionee is entitled by reason of the Optionee's ownership of Unvested Shares shall be immediately subject to the Unvested Share Repurchase Option and included in the terms "Stock" and "Unvested Shares" for all purposes of the Unvested Share Repurchase Option with the same force and effect as the Unvested Shares immediately prior to the Ownership Change. While the aggregate Repurchase Price shall remain the same after such Ownership Change, the Repurchase Price per Unvested Share upon exercise of the Unvested Share Repurchase Option following such Ownership Change shall be adjusted as appropriate. For purposes of determining the Vested Percentage following an Ownership Change, credited employment or service shall include all employment or service with any corporation which is a Participating Company at the time the employment or service is rendered, whether or not such corporation is a Participating Company both before and after the event constituting the Ownership Change.

          (g)  Transfers Not Subject to the Unvested Share Repurchase Option.
               --------------------------------------------------------------
The Unvested Share Repurchase Option shall not apply to a transfer of Unvested Shares to the Optionee's ancestors, descendants, or spouse or to a custodian or trustee solely for the benefit of the Optionee or the Optionee's ancestors, descendants, or spouse; provided, however, that such transferee shall agree in writing (in a form satisfactory to the Company) to receive and hold such shares subject to all the terms and conditions of this Option Agreement, including this paragraph 11 providing for an Unvested Share Repurchase Option. Any such transferee shall thereafter be included within the meaning of the term "Optionee".

     12. Right of First Refusal.
         ----------------------

         (a)   Right of First Refusal. Except as provided in paragraph 12(g)
               ----------------------
below, in the event the Optionee, the Optionee's legal representative or other holder of shares acquired upon exercise of the Option proposes to sell, exchange, transfer, pledge, or otherwise dispose of any Vested Shares (the "TRANSFER SHARES") to any person or entity, including, without limitation, any shareholder of the Participating Company Group, the Company shall have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this paragraph 12 (the "RIGHT OF FIRST REFUSAL").

          (b)  Notice of Proposed Transfer. Prior to any proposed transfer of
               ---------------------------
the Transfer Shares, the Optionee shall give written notice (the "TRANSFER NOTICE") to the Company describing fully the proposed transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the"PROPOSED TRANSFEREE") and, if the transfer is voluntary, the proposed transfer price. In the event of a bona fide gift or involuntary transfer, the proposed transfer price shall be deemed to be the fair market value of the Transfer Shares as determined by the Company in good faith. In the event the Optionee purposes to transfer any Transfer Shares to more than one (1) Proposed Transferee, the Optionee shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee. The Transfer Notice shall be signed by both the Optionee and the Proposed Transferee and must constitute a binding commitment of the Optionee and the Proposed Transferee for the transfer of the Transfer Shares to the Proposed Transferee subject only to the Right of First Refusal.

          (c)  Bona Fide Transfer. Within ten (10) days after receipt of the
               ------------------
Transfer Notice, the Company shall determine the bona fide nature of the proposed voluntary transfer and give the Optionee written notice of the Company's determination. If the proposed transfer is deemed not to be bona fide, the Optionee shall be responsible for providing additional information to the Company to show the bona fide nature of the proposed transfer, and the Optionee shall have no right to transfer the Transfer Shares without first complying with the procedures described in this paragraph 12. The Company shall have the right to demand further assurances from the Optionee and the Proposed Transferee (in a form satisfactory to the Company) that the Transfer Notice fully and accurately sets forth all of the terms and conditions of the proposed transfer, including, without limitation, assurance that the Transfer Notice fully and accurately sets forth the consideration actually paid for the Transfer Shares and all transactions, directly or indirectly, between the parties which may have affected the price the Proposed transferee was willing to pay for the Transfer shares.

          (d)  Exercise of the Right of First Refusal. In the event the proposed
               --------------------------------------
transfer is deemed to be bona fide, the Company shall have the right to purchase all, but not less than all, of the Transfer Shares (except as the Company and the Optionee otherwise agree) at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Optionee of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company or ten (10) days after the Company has approved the proposed transfer as bona fide, whichever is later. The Company's exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company's ability to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Optionee or issued by a person other than the Optionee with respect to a proposed transfer to the same Proposed Transferee. If the Company exercises the Right of First Refusal, the Company and the Optionee shall thereupon consummate the sale of the Transfer Shares to the Company on the terms set forth in the Transfer Notice within sixty (60) days after the date the Transfer Notice is delivered to the Company or the Company has approved the proposed transfer as bona fide, whichever is later (unless a longer period is offered by Proposed Transferee); provided, however, that in the event the Transfer Notice provides for the payment for the Transfer Shares other than in cash, the Company shall have the option of paying for the Transfer Shares by the present value cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company. For purposes of the forgoing, cancellation of any indebtedness of the Optionee to any Participating Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled.

          (e)  Failure to Exercise Right of First Refusal. If the company fails
               ------------------------------------------
to exercise the Right of First Refusal in full (or to such lesser extent as the Company and the Optionee otherwise agree) within the period specified in paragraph 12(d) above, the Optionee may conclude a transfer to the Proposed Transferee of the Transfer Shares on the terms and condition described in the Transfer Notice, provided such transfer occurs not later than one hundred twenty (120) days following delivery to the Company of the Transfer Notice. The Company shall have the right to demand further assurances from the Optionee and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Shares shall be tranferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide, pursuant to paragraph 12(c) above. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in this paragraph 12.

          (f)  Transferees of the Transfer Shares. All transferees of the
               ----------------------------------
Transfer Shares or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Shares or interests therein subject to all of the terms and conditions of this Option Agreement, including this paragraph 12 providing for the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any shares acquired upon exercise of the Option shall be void unless the provisions of this paragraph 12 are met.

          (g)  Transfers Not Subject to the Right of First Refusal. The Right of
               ---------------------------------------------------
First Refusal shall not apply to the following:

               (i) any transfer or exchange of the shares acquired pursuant to the exercise of the Option if such transfer is in connection with an Ownership Change; provided, that if the consideration received pursuant to such transfer or exchange consists of stock of a Participating Company, such consideration shall remain subject to the Right of First Refusal unless the provisions of paragraph 12(i) below result in a termination of the Right of First Refusal; or

               (ii) a transfer to the Optionee's ancestors, descendants, or spouse or to a custodian or trustee solely for the benefit of the Optionee or the Optionee's ancestors, descendants, or spouse; provided, however, that such transferee shall agree in writing (in a form satisfactory to the Company) to receive and hold the Transfer Shares subject to all the terms and conditions of this Option Agreement, including this paragraph 12 providing for a Right of First Refusal with respect to any subsequent transfer.

          (h)  Assignment of the Right of First Refusal. The Company shall have
               ----------------------------------------
the right to assign the Right of First Refusal at any time, whether or not the Optionee has attempted a transfer, to one (1) or more persons as may be selected by the Company.

          (i)  Early Termination of the Right of First Refusal. The other
               -----------------------------------------------
provisions of this paragraph 12 notwithstanding, the Right of First Refusal shall terminate, and be of no further force and effect upon (i) the occurrence of a Transfer of Control, unless the Acquiring Corporation assumes the Company's rights and obligations under the Option or substitutes a substantially equivalent option for the Acquiring Corporation's stock for the Option, or (ii) the existence of a public market for the class of shares subject to the Right of First Refusal. A "PUBLIC MARKET" shall be deemed to exist if (x) such stock is listed on a national securities exchange (as that term is used in the Exchange
Act) or (y) such stock is traded on the over-the-counter market and prices therefor are published daily on business days in a recognized financial journal.

     13.  Escrow.
          ------

          (a)  Establishment of Escrow.  To ensure that shares subject to the
               -----------------------
Unvested Share Repurchase Option or the Right of First Refusal will be available for repurchase, the Company may require the Optionee to deposit the certificate or certificates evidencing the shares which the Optionee purchases upon exercise of the Option with an escrow agent designated by the Company under the terms and conditions of an escrow agreement approved by the Company. If the Company does not require such deposit as a condition of exercise of the Option, the Company reserves the right at any time to require the Optionee to so deposit the certificate or certificates in escrow. The Company shall bear the expenses of the escrow.

          (b)  Delivery of Shares to Optionee.  As soon as practicable after the
               ------------------------------
expiration of the Unvested Share Repurchase Option and the Right of First Refusal, the escrow agent shall deliver to the Optionee the shares no longer subject to such restrictions.

          (c)  Notices and Payments.  In the event the shares held in escrow are
               --------------------
subject to the Company's exercise of the Unvested Share Repurchase Option or the Right of First Refusal, the notices required to be given to the Optionee shall be given to the escrow agent and any payment required to be given to the Optionee shall be given to the escrow agent. Within thirty (30) days after payment by the Company, the escrow agent shall deliver the shares which the Company has purchased to the Company and shall deliver the payment received from the Company to the Optionee.

     14.  Stock Dividends Subject to Option Agreement.  If, from time to time,
          -------------------------------------------
there is any stock dividend, stock split, or other change in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, then in such event any and all new, substituted or additional securities to which the Optionee is entitled by reason of the Optionee's ownership of the shares acquired upon exercise of the Option shall be immediately subject to the Unvested Share Repurchase Option and the Right of First Refusal with the same force and effect as the shares subject to the Unvested Share Repurchase Option and the Right of First Refusal immediately before such event.

     15.  Rules of the Commissioner of Corporations. The Optionee is hereby
          -----------------------------------------
delivered a copy of Section 260.141.11 of the Rules of the Commissioner of Corporations of the State of California, adopted pursuant to the California Corporate Securities Act of 1968. References to the "Code" in the following text are references to the California Corporations Code.

     260.141.11. Restriction on Transfer.

          (a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Section 260.102.6, 260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

          (b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of these rules), except:

               (1)  to the issuer;

               (2)  pursuant to the order or process of any court;

               (3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;

               (4) to the transferor's ancestors, descendants, or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants, or spouse;

               (5) to holders of securities of the same class of the same issuer;

               (6)  by way of gift or donation inter vivos or on death;

               (7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

               (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

               (9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;

              (10) by way of a sale qualified under Sections 25111, 25112, 25113, or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

              (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

              (12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or subdivision
(a) of Section 25143 is in effect with respect to such qualification;

               (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

               (14) to State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state;

               (15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

               (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities;

               (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of Section 25110 of the Code but exempt from that qualification requirement by subdivision
(f) of Section 25102; provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

          (c) The certificate representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend prominently stamped or printed thereon in capital letters of not less than 10-point size as follows: "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

     16.  Legends.  The Company may at any time place legends referencing the
          -------
Unvested Share Repurchase Option set forth in paragraph 11 above, the Right of First Refusal set forth in paragraph 12 above, and any applicable federal or state securities law restrictions on all certificates representing share of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company and any all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

          (a) "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR

THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

          (b) Any legend required to be placed thereon by the Commissioner of Corporations of the State of California.

          (c) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN UNVESTED SHARE REPURCHASE OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

          (d) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

     17.  Initial Public Offering. The Optionee hereby agrees that in the event
          -----------------------
of an initial public offering of stock made by the Company under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time as may be established by the underwriter for such initial public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such initial public offering. The foregoing limitation shall not apply to shares registered under the Securities Act. The Optionee shall be subject to this paragraph 17 provided and only if this officers and directors of the Company are also subject to similar arrangements.

     18.  Binding Effect. Subject to the restrictions on transfer set forth
          --------------
herein, this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     19.  Amendment or Termination. The Board may amend or terminate the Plan
          ------------------------
and/or the Option at any time; provided, however, that no such amendment or termination may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such termination or amendment is necessary to comply with any applicable law or government regulation. No amendment or addition to this Option Agreement shall be effective unless in writing.

     20.  Integrated Agreement. This Option Agreement constitutes the entire
          --------------------
understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Participating Company Group other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

     21.  Applicable Law. This Option Agreement shall be governed by the laws of
          --------------
the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.


                                   POWER INTEGRATIONS, INC.


                                   BY:_______________________________________
                                        Robert G. Staples
                                        Vice President,
                                        Finance and Administration


     The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, including the Unvested Share Repurchase Option set forth in paragraph 11 and the Right of First Refusal set forth in paragraph 12, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.

     The undersigned acknowledges receipt of a copy of the Plan and a copy of
Section 260.141.11 of the Rules of the Commissioner of Corporations of the State of California regarding restriction on transfer.

                                   OPTIONEE


Date:_______________________       ____________________________________________

IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.



                           POWER INTEGRATIONS, INC.

                            IMMEDIATELY EXERCISABLE

                       INCENTIVE STOCK OPTION AGREEMENT

          Power Integrations, Inc. granted to the individual named below an option to purchase certain shares of common stock of the Company, in the manner and subject to the provisions of this Option Agreement.

          1.   Definitions:
               -----------

               (a)  "Optionee" shall mean 1-.

               (b)  "Date of Option Grant" shall mean 2.

               (c) "Number of Option Shares" shall mean 3 shares of common stock of the Company as adjusted from time to time pursuant to paragraph 9 below.

               (d) "Exercise Price" shall mean $4 per share as adjusted from time to time pursuant to paragraph 9 below.

               (e)  "Initial Exercise Date" shall be the Date of Option Grant.

               (f)  "Initial Vesting Date" shall be 5.

          (g)  Determination of "Vested Percentage":

                                                               Vested Percentage
                                                               -----------------
     Prior to Initial Vesting Date                                    0%

     On Initial Vesting Date,
     provided the Optionee's employment                              12%
     or service with a Participating
     Company is continuous from the
     Date of Option Grant until
     the Initial Vesting Date

     Plus
     ----

     For each full month                                              2%
     of the Optionee's continuous
     employment or service with
     a Participating Company from
     the Initial Vesting Date

     In no event shall the Vested
     Percentage exceed 100%.

          (h) "Option Term Date" shall mean the date ten (10) years after the Date of Option Grant .

          (i)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (j) "Company" shall mean Power Integrations, Inc., a California corporation, and any successor corporation thereto.

          (k) "Participating Company" shall mean (i) the Company and (ii) any present or future parent and/or subsidiary corporation of the Company while such corporation is a parent or subsidiary of the Company. For purposes of this Option Agreement, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Code.

          (l) "Participating Company Group" shall mean at any point in time all corporations collectively which are then a Participating Company.

          (m) "Plan" shall mean the Power Integrations, Inc. 1988 Stock Option Plan.

     2.   Status of the Option. This Option is intended to be an incentive stock
          --------------------
option as described in section 422 of the Code, but the Company does not represent or warrant that this Option qualifies as such. The Optionee should consult with the Optionee's own tax advisors regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under section 422 of the Code, including, but not limited to, holding period requirements.

     3.   Administration. All questions of interpretation concerning this Option
          --------------
Agreement shall be determined by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

     4.   Exercise of the Option.
          ----------------------


          (a)  Right to Exercise. The Option shall be immediately exercisable in
               -----------------
its entirety on and after Initial Exercise Date subject to the Optionee's agreement that any shares purchased upon exercise are subject to the Company's repurchase rights set forth in paragraph 11 and paragraph 12 below.

          Notwithstanding the foregoing, except as provided in paragraph 16 below, the aggregate fair market value of the stock with respect to which the Optionee may exercise the Option for the first time during any calendar year, together with any other incentive stock options which are exercisable for the first time during any such year, as determined in accordance with section 422(d) of the Code, shall not exceed One Hundred Thousand Dollars ($100,000). Such limitation on exercise described in section 422(d) of the Code shall be referred to in this Option Agreement as the "$100,000 EXERCISE LIMITATION".

          (b)  Method of Exercise. The Option shall be exercisable by written
               ------------------
notice to the Company which shall state the election to exercise the Option, the number of shares for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified or registered mail, return receipt requested, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in paragraph 6 below, accompanied by (i) full payment of the Exercise Price for the number of shares being purchased and (ii) an executed copy, if required herein, of the then current form of joint escrow instructions referenced below.

          (c)  Form of Payment of Exercise Price. Payment of the Exercise Price
               ---------------------------------
shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of the Company's common stock owned by the Optionee having a value not less than the aggregate Exercise Price, which either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company, (iii) by Immediate Sales Proceeds, as defined below, or (iv) by any combination of the foregoing.

Nothwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of the Company's common stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's common stock. "Immediate Sales Proceeds" shall mean the assignment in form acceptable to the Company of the proceeds of a sale of some or all of the shares acquired upon the exercise of the Option pursuant to a program and/or procedure approved by the Company. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve any such program and/or procedure.

          (d)  Withholding. At the time the Option is exercised, in whole or in
               -----------
part, or at any time thereafter as requested by the Company, the Optionee shall make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired on exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired on exercise of the Option.

          (e)  Certificate Registration. The certificate or certificates for the
               ------------------------
shares as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

          (f)  Restrictions on Grant of the Option and Issuance of Shares. The
               -----------------------------------------------------------
grant of the Option and the issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES. Section 260.141.11 of the Rules of the Commissioner of Corporations of the State of California is set forth in paragraph 17 herein. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISABLE UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

          (g)  Fractional Shares.  The Company shall not be required to issue
               -----------------
fractional shares upon the exercise of the Option.

     5.   Non-Transferability of the Option.  The Option may be exercised during
          ---------------------------------
the lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.

     6.   Termination of the Option.  The Option shall terminate and may no
          -------------------------
longer be exercised on the first to occur of (a) the Option Term Date as defined above, (b) the last date for exercising the Option following termination of employment or service as described in paragraph 7 below, or (c) a Transfer of Control to the extent provided in paragraph 8 below.

     7.   Termination of Employment or Service.
          ------------------------------------

          (a)  Termination of the Option.  If the Optionee's employment or
               -------------------------
service with the Participating Company Group terminates for any reason except death or disability, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee within one (1) month after the date on which the Optionee's employment or service terminates, but in any event no later than the Option Term Date. If the Optionee's employment or service with the Participating Company Group is terminated because of the death of the Optionee or disability of the Optionee, the Option may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of six (6) months from the date the Optionee's employment or service terminated, but in any event no later than the Option Term Date. The Optionee's employment or service shall be deemed to have terminated on account of death if the Optionee dies within one
(1) month after the Optionee's termination of employment or service. Notwithstanding the provisions of this paragraph 7(a), the Option may not be exercised after the Optionee's termination of employment or service to the extent that the shares acquired on exercise of the Option would be subject to the Unvested Share Repurchase Option as provided in paragraph 11 below.

          (b)  Termination of Employment or Service Defined.  For purposes of
               --------------------------------------------
this paragraph 7, the Optionee's employment or service shall be deemed to have terminated either upon an actual termination of employment or service or upon the Optionee's employer ceasing to be a Participation Company. An Optionee's employment or service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee render service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such service, provided that there is no interruption or termination of the Optionee's service. (NOTE: If the Option is exercised more than three (3) months after the date on which the Optionee ceased to be an employee of the Participating Company Group (other than by reason of death or a permanent and total disability as defined in Section 22(e)(3) of the Code), the Option will be treated as a nonqualified stock option and not as an Incentive Stock Option to the extent required by section 422 of the Code.)

          (c)  Extension if Exercise Prevented by Law.  Notwithstanding the
               --------------------------------------
foregoing, if the exercise of the Option within the applicable time period set forth in paragraph 7(a) is prevented by the provisions of paragraph 4(f), the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Term Date. The Company makes no representation as to the tax consequences of any such delayed exercise. The Optionee should consult with the Optionee's own tax advisor as to the tax consequences to the Optionee of any such delayed exercise.

          (d)  Extension if Optionee Subject to Section 16(b).  Notwithstanding
               ----------------------------------------------
the foregoing, if a sale within the applicable time periods set forth in paragraph 7(a) of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of employment or service, or (iii) the Option Term Date. The Company makes no representation as to the tax consequences of any such delayed exercise. The Optionee should consult with the Optionee's own tax advisors as to the tax consequences to the Optionee of any such delayed exercise.

          (e)  Leave of Absence.  For purposes hereof, the Optionee's employment
               ----------------
with the Participating Company Group shall not be deemed to terminate if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Optionee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Optionee's right to reemployment with the Participating Company Group remains guaranteed by statute or contract. Notwithstanding the foregoing, however, a leave of absence shall be treated as employment for purposes of determining the Optionee's Vested Percentage if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

     8.   Ownership Change and Transfer of Control.  For purposes hereof, the
          ----------------------------------------
"Control Company" shall mean the Participating Company whose stock is subject to the Option. An "Ownership Change" shall be deemed to have occurred in the event any of the following occurs with respect to the Control Company:

          (a) the direct or indirect sale or exchange by the shareholders of the Control Company of all or substantially all of the voting stock of the Control Company;

          (b) a merger or consolidation in which the Control Company is a party; or

          (c) the sale, exchange, or transfer (including, without limitation, pursuant to a liquidation or dissolution) of all or substantially all of the Control Company's assets (other than a sale, exchange, or transfer to one (1) or more corporations where the shareholders of the Control Company before such sale, exchange, or transfer retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the corporation(s) to which the assets were transferred).

     A "Transfer of Control" shall mean an Ownership Change described clauses
(a) or (b) above in which the shareholders of the Control Company before such Ownership Change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Control Company or the successor thereto, or an Ownership Change described in clause (c) above.

     In the event of a Transfer of Control, the Board, in its sole discretion, may arrange with the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), for the Acquiring Corporation to assume the Company's rights and obligations under the Option or substitute a substantially equivalent option for the Acquiring Corporation's stock for the Option. The Company shall provide the Optionee with at least ten (10) days advance written notice of the pending Transfer of Control prior to the consummation thereof. The Option shall terminate effective as of the date of the Transfer of Control to the extent that the Option is neither assumed by the Acquiring Corporation nor exercised as of the date of the Transfer of Control. Notwithstanding the foregoing, shares acquired upon exercise of the Option prior to the Transfer of Control and any consideration received pursuant to the Transfer of Control with respect to such shares shall continue to be subject to all applicable provisions of this Option Agreement except as otherwise provided herein. If the Control Corporation is the surviving or continuing corporation in an Ownership Change described in paragraph 8(a), the Option shall be deemed to have been assumed by the Acquiring Corporation for purposes of this Option Agreement.

     9.   Effect of Change in Stock Subject to the Option. Appropriate
          -----------------------------------------------
adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, recapitalization combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change) shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner, as determined by the Board, in its sole discretion.

     10.  Rights as a Shareholder or Employee. The Optionee shall have no rights
          -----------------------------------
as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised (as evidenced by an appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in paragraph 9 above. Nothing in the Option shall confer upon the Optionee any right to continue in the employ of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's employment or service at any time.

     11.  Unvested Share Repurchase Option.
          --------------------------------

          (a)  Unvested Share Repurchase Option. In the event the Optionee's
               --------------------------------
employment or service with the Participating Company Group is terminated for any reason, with or without cause, or, except as provided in paragraph 11(g) below, if the Optionee, the Optionee's legal representative or other holder of shares acquired upon exercise of the Option attempts to sell, exchange, transfer, pledge, or otherwise dispose of (other than pursuant to an Ownership Change) any shares acquired upon exercise of the Option which exceed the Optionee's Vested Shares as defined in paragraph 11(b) below (the "Unvested Shares"), the Company shall have the right to repurchase the Unvested Shares under the terms and subject to the conditions set forth in this paragraph 11 (the "Unvested Share Repurchase Option").

          (b)  Vested Shares and Unvested Shares Defined. The total Number of
               -----------------------------------------
Option Shares multiplied by the Vested Percentage as set forth in paragraph 1 above are Vested Shares. For purposes of this paragraph 11, the Unvested Shares are the number of shares acquired upon exercise of the Option in excess of the Vested Shares.

          (c)  Exercise of Unvested Share Repurchase Option. The Company may
               --------------------------------------------
exercise the Unvested Share Repurchase Option by written notice to the Optionee within sixty (60) days after (i) such termination of employment or service (or exercise of the Option, if later) or (ii) the Company has received notice of the attempted disposition. If the Company fails to give notice within such sixty
(60) day period, the Unvested Share Repurchase Option shall terminate unless the Company and the Optionee have extended the time for the exercise of the Unvested Share Repurchase Option. The Unvested Share Repurchase Option must be exercised, if at all, for all of the Unvested Shares, except as the Company and the Optionee otherwise agree.

          (d)  Payment for Shares and Return of Shares. Payment by the Company
               ---------------------------------------
to the Optionee shall be made in cash within thirty (30) days after the date of the personal delivery or mailing of the written notice of exercise of the Unvested Share Repurchase Option. For purposes of the foregoing, cancellation of any indebtedness of the Optionee to any Participating Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled. The purchase price per share being repurchased by the Company shall be an amount equal to the Optionee's original cost per share, as adjusted pursuant to paragraph 9 above (the "REPURCHASE PRICE"). The shares being repurchased shall be delivered to the Company by the Optionee at the same time as the delivery of the purchase price to the Optionee.

          (e)  Assignment of Unvested Share Repurchase Option. The Company shall
               ----------------------------------------------
have the right to assign the Unvested Share Repurchase Option at any time, whether or not such option is then exercisable, to one (1) or more persons as may be selected by the Company.

          (f)  Ownership Change. In the event of an Ownership Change, any and
               ----------------
all new, substituted or additional securities or other property to which the Optionee is entitled by reason of the Optionee's ownership of Unvested Shares shall be immediately subject to the Unvested Share Repurchase Option and included in the terms "Stock" and "Unvested Shares" for all purposes of the Unvested Share Repurchase Option with the same force and effect as the Unvested Shares immediately prior to the Ownership Change. While the aggregate Repurchase Price shall remain the same after such Ownership Change, the Repurchase Price per Unvested Share upon exercise of the Unvested Share Repurchase Option following such Ownership Change shall be adjusted as appropriate. For purposes of determining the Vested Percentage following an Ownership Change, credited employment or service shall include all employment or service with any corporation which is a Participating Company at the time the employment or service is rendered, whether or not such corporation is a Participating Company both before and after the event constituting the Ownership Change.

          (g)  Transfers Not Subject to the Unvested Share Repurchase Option.
               -------------------------------------------------------------
The Unvested Share Repurchase Option shall not apply to a transfer of Unvested Shares to the Optionee's ancestors, descendants, or spouse or to a custodian or trustee solely for the benefit of the Optionee or the Optionee's ancestors, descendants, or spouse; provided, however, that such transferee shall agree in writing (in a form satisfactory to the Company) to receive and hold such shares subject to all the terms and conditions of this Option Agreement, including this paragraph 11 providing for an Unvested Share Repurchase Option. Any such transferee shall thereafter be included within the meaning of the term "Optionee".

     12.  Right of First Refusal.
          ----------------------

          (a)  Right of First Refusal. Except as provided in paragraph 12(g)
               ----------------------
below, in the event the Optionee, the Optionee's legal representative or other holder of shares acquired upon exercise of the Option proposes to sell, exchange, transfer, pledge, or otherwise dispose of any Vested Shares (the "TRANSFER SHARES") to any person or entity, including, without limitation, any shareholder of the Participating Company Group, the Company shall have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this paragraph 12 (the "RIGHT OF FIRST REFUSAL").

          (b)  Notice of Proposed Transfer. Prior to any proposed transfer of
               ---------------------------
the Transfer Shares, the Optionee shall give a written notice (the "Transfer Notice") to the Company describing fully the proposed transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the "Proposed Transferee") and, if the transfer is voluntary, the proposed transfer price. In the event of a bona fide gift or involuntary transfer, the proposed transfer price shall be deemed to be the fair market value of the Transfer Shares as determined by the Company in good faith. In the event the Optionee proposes to transfer any Transfer Shares to more than one (1) Proposed Transferee, the Optionee shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee. The Transfer Notice shall be signed by both the Optionee and the Proposed Transferee and must constitute a binding commitment of the Optionee and the Proposed Transferee for the transfer of the Transfer Shares to the Proposed Transferee subject only to the Right of First Refusal.

          (c)  Bona Fide Transfer. Within ten (10) days after receipt of the
               ------------------
Transfer Notice, the Company shall determine the bona fide nature of the proposed voluntary transfer and give the Optionee written notice of the Company's determination. If the proposed transfer is deemed not to be bona fide, the Optionee shall be responsible for providing additional information to the Company to show the bona fide nature of the proposed transfer, and the Optionee shall have no right to transfer the Transfer Shares without first complying with the procedures described in this paragraph
12. The Company shall have the right to demand further assurances from the Optionee and the Proposed Transferee (in a form satisfactory to the Company) that the Transfer Notice fully and accurately sets forth all of the terms and conditions of the proposed transfer, including, without limitation, assurance that the Transfer Notice fully and accurately sets forth the consideration actually paid for the Transfer Shares and all transactions, directly or indirectly, between the parties which may have affected the price the Proposed Transferee was willing to pay for the Transfer Shares.

          (d)  Exercise of the Right of First Refusal. In the event the proposed
               --------------------------------------
transfer is deemed to be bona fide, the Company shall have the right to purchase all, but not less than all, of the Transfer Shares (except as the Company and the Optionee otherwise agree) at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Optionee of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company or ten (10) days after the Company has approved the proposed transfer as bona fide, whichever is later. The Company's exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company's ability to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Optionee or issued by a person other than the Optionee with respect to a proposed transfer to the same Proposed Transferee. If the Company exercises the Right of First Refusal, the Company and the Optionee shall thereupon consummate the sale of the Transfer Shares to the Company on the terms set forth in the Transfer Notice within sixty (60) days after the date the Transfer Notice is delivered to the Company or the Company has approved the proposed transfer as bona fide, whichever is later (unless a longer period is offered by the Proposed Transferee); provided, however, that in the event the Transfer Notice provides for the payment for the Transfer Shares other than in cash, the Company shall have the option of paying for the Transfer Shares by the present value cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company. For purposes of the forgoing, cancellation of any indebtedness of the Optionee to any Participating Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled.

          (e)  Failure to Exercise Right of First Refusal. If the company fails
               ------------------------------------------
to exercise the Right of First Refusal in full (or to such lesser extent as the Company and the Optionee otherwise agree) within the period specified in paragraph 12(d) above, the Optionee may conclude a transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than one hundred twenty (120) days following delivery to the Company of the Transfer Notice. The Company shall have the right to demand further assurances from the Optionee and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide, pursuant to paragraph 12(c) above. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in this paragraph 12.

          (f)  Transferees of the Transfer Shares. All transferees of the
               ----------------------------------
Transfer Shares or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Shares or interests therein subject to all of the terms and conditions of this Option Agreement, including this paragraph 12 providing for the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any shares acquired upon exercise of the Option shall be void unless the provisions of this paragraph 12 are met.

          (g)  Transfers Not Subject to the Right of First Refusal. The Right of
               ---------------------------------------------------
First Refusal shall not apply to the following:

               (i) any transfer or exchange of the shares acquired pursuant to the exercise of the Option if such transfer is in connection with an Ownership Change; provided, that if the consideration received pursuant to such transfer or exchange consists of stock of a Participating Company, such consideration shall remain subject to the Right of First Refusal unless the provisions of paragraph 12(i) below result in a termination of the Right of First Refusal; or

               (ii) a transfer to the Optionee's ancestors, descendants, or spouse or to a custodian or trustee solely for the benefit of the Optionee or the Optionee's ancestors, descendants, or spouse; provided, however, that such transferee shall agree in writing (in a form satisfactory to the Company) to receive and hold the Transfer Shares subject to all the terms and conditions of this Option Agreement, including this paragraph 12 providing for a Right of First Refusal with respect to any subsequent transfer.

          (h)  Assignment of the Right of First Refusal. The Company shall have
               ----------------------------------------
the right to assign the Right of First Refusal at any time, whether or not the Optionee has attempted a transfer, to one (1) or more persons as may be selected by the Company.

          (i)  Early Termination of the Right of First Refusal. The other
               -----------------------------------------------
provisions of this paragraph 12 notwithstanding, the Right of First Refusal shall terminate, and be of no further force and effect upon (i) the occurrence of a Transfer of Control, unless the Acquiring Corporation assumes the Company's rights and obligations under the Option or substitutes a substantially equivalent option for the Acquiring Corporation's stock for the Option, or (ii) the existence of a public market for the class of shares subject to the Right of First Refusal. A "public market" shall be deemed to exist if (x) such stock is listed on a nation a securities exchange (as that term is used in the Exchange
Act) or (y) such stock is traded on the over-the-counter market and prices therefor are published daily on business days in a recognized financial journal.

     13.  Escrow
          ------

          (a)  Establishment of Escrow. To ensure that shares subject to the
               -----------------------
Unvested Share Repurchase Option or the Right of First Refusal will be available for repurchase, the Company may require the Optionee to deposit the certificate or certificates evidencing the shares which the Optionee purchase upon exercise of the Option with an escrow agent designated by the Company under the terms and conditions of an escrow agreement approved by the Company. If the Company does not require such deposit as a condition of exercise of the Option, the Company reserves the right at any time to require the Optionee to so deposit the certificate or certificates in escrow. The Company shall bear the expenses of the escrow.

          (b)  Delivery of Shares to Optionee. As soon as practicable after the
               ------------------------------
expiration of the Unvested Share Repurchase Option and the Right of First Refusal, the escrow agent shall deliver to the Optionee the shares no longer subject to such restrictions.

          (c)  Notices and Payments. In the event the shares held in escrow are
               --------------------
subject to the Company's exercise of the Unvested Share Repurchase Option or the Right of First Refusal, the notices required to be given to the Optionee shall be given to the escrow agent and any payment required to be given to the Optionee shall be given to the escrow agent. Within thirty (30) days after payment by the Company, the escrow agent shall deliver the shares which the Company has purchased to the Company and shall deliver the payment received from the Company to the Optionee.

     14.  Stock Dividends Subject to Option Agreement. If, from time to time
          -------------------------------------------
there is any stock dividend, stock split, or other change in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, then in such event any and all new, substituted or additional securities to which the Optionee is entitled by reason of the Optionee's ownership of the shares acquired upon exercise of the Option shall be immediately subject to the Unvested Share Repurchase Option and the Right of First Refusal with the same force and effect as the shares subject to the Unvested Share Repurchase Option and the Right of First Refusal immediately before such event.

     15.  Notice of Sales Upon Disqualifying Disposition. The Optionee shall
          ----------------------------------------------
dispose of the shares acquire pursuant to the Option only in accordance with the provisions of this Option Agreement. In addition, the Optionee shall promptly notify the Chief Financial Officer of the Company if the Optionee disposes of any shares acquired pursuant to the Option within one (1) year from the date the Optionee exercises all or part of the Option or within two (2) years of the date of grant of the Option. Until such time as the Optionee disposes of such shares in a manner consistent with the provisions of this Option Agreement, the Optionee shall hold all shares acquired pursuant to the Option in the optionee's name (and not in the name of any nominee) for the one-year period immediately after exercise of the Option and the two-year period immediately after grant of the Option. At any time during the one-year or two-year periods set forth above, the Company may place a legend or legends on any certificate or certificates representing shares acquired pursuant to the Option requesting the transfer agent for the Company's Stock to notify the Company of any such transfers. The obligation of the Optionee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate or certificates pursuant to the preceding sentence.

     16.  Exception to $100,000 Exercise Limitation. Notwithstanding any other
          -----------------------------------------
provision of this Option Agreement, if compliance with the $100,000 Exercise Limitation as set forth in paragraph 4(a) will result in the exercisability of any Vested Shares (as defined in paragraph 11(b)) being delayed more than thirty
(30) days beyond the date such shares become Vested Shares (the "VESTING DATE"), the Option shall be deemed to be two (2) options. The first option shall be for the maximum portion of the Number of Options Shares that can comply with the $100,000 Exercise Limitation without causing the Option to be unexercisable in the aggregate as to Vested Shares on the Vesting Date for such shares. The second option, which shall not be treated as an Incentive Stock Option as described in section 422(b) of the Code, shall be for the balance of the Number of Option Shares; that is, those such shares which, on the respective Vesting Date for such shares, would be unexercisable if included in the first option and thereby made subject to the $100,000 Exercise Limitation. Shares treated as subject to the second option shall be exercisable on the same terms and at the same time as set forth in this Option Agreement, provided, however, that (a) the second sentence of paragraph 4(a) shall not apply to the second option and
(b) each such share shall become a Vested Share on the Vesting Date such share must first be allocated to the second option pursuant to the preceding sentence. Unless the Optionee specifically elects to the contrary in the Optionee's written notice of exercise, the first option shall be deemed to be exercised first to the maximum possible extent and then the second option shall be deemed to be exercised.

     17.  Rules of the Commissioner of Corporations. The Optionee is hereby
          -----------------------------------------
delivered a copy of Section 260.141.11 of the Rules of the Commissioner of Corporations of the State of California, adopted pursuant to the California Corporate Securities Act of 1968. References to the "Code" in the following text are references to the California Corporations Code.

     260.141.11. Restriction on Transfer.

          (a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6, 260.141.10 or 260.543 shall cause a copy of this section to be delivered to each issuer or transferee of such security at the time the certificate evidencing the security is delivered to the issue or transferee.

          (b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to
 Section 260.141.12 of these rules), except:

               (1)  to the issuer;

               (2)  pursuant to the order or process of any court;

               (3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;

               (4) to the transferor's ancestors, descendants, or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants, or spouse;

               (5) to holders of securities of the same class of the same issuer;

               (6)  by way of gift or donation inter vivos or on death;

               (7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

               (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

               (9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;

              (10) by way of a sale qualified under Sections 25111, 25112, 25113, or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

              (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

              (12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or subdivision
(a) of Section 25143 is in effect with respect to such qualification;

              (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

              (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state;

              (15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

              (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities;

              (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of Section 25110 of the Code but exempt from that qualification requirement by subdivision
(f) of Section 25102;

provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

          (c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend prominently stamped or printed thereon in capital letters of not less than 10-point size reading as follows:
"IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

     18.  Legends. The Company may at any time place legends referencing the
          -------
Unvested Share Repurchase Option set forth in paragraph 11 above, the Right of First Refusal set forth in paragraph 12 above, and any applicable federal or state securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

          (a) "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

          (b) Any legend required to be placed thereon by the Commissioner of Corporations of the State of California.

          (C) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN UNVESTED SHARE REPURCHASE OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

          (d) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

          (e) "THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON EXERCISE OF AN INCENTIVE STOCK OPTION AS DEFINED IN SECTION 422 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER HEREOF MADE ON OR BEFORE _____________. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE OPTION IN THE REGISTERED HOLDER'S NAME (AND NOT IN THE NAME OF ANY NOMINEE) PRIOR TO THIS DATE."

     19.  Initial Public Offering. The Optionee hereby agrees that in the event
          -----------------------
of an initial public offering of stock made by the Company under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time as may be established by the underwriter for such initial public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such initial public offering. The foregoing limitation shall not apply to shares registered under the Securities Act. The Optionee shall be subject to this paragraph 19 provided and only if this officers and directors of the Company are also subject to similar arrangements.

     20. Binding Effect. Subject to the restrictions on transfer set forth
         --------------
herein, this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     21.  Amendment or Termination. The Board may amend or terminate the Plan
          ------------------------
and/or the Option at any time; provided, however, that no such amendment or termination may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such termination or amendment is necessary to comply with any applicable law or government regulation or is required to enable the Option to qualify as an Incentive

Stock Option. No amendment or addition to this Option Agreement shall be effective unless in writing.

     22.  Integrated Agreement. This Option Agreement constitutes the entire
          --------------------
understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Participating Company Group other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

     23.  Applicable Law. This Option Agreement shall be governed by the laws of
          --------------
the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

                                             POWER INTEGRATIONS, INC.

                                             By:_____________________________
                                                  Robert G. Staples
                                                  Vice President, Finance
                                                  and Administration

     The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, including the Unvested Share Repurchase Option set forth in paragraph 11 and the Right of First Refusal set forth in paragraph 12, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.

     The undersigned acknowledges receipt of a copy of the Plan and a copy of
Section 260.141.11 of the Rules of the Commissioner of Corporations of the State of California (set forth as paragraph 17 above) regarding restriction on transfer.

                                              OPTIONEE

Date:___________________________        _______________________________